EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2022 Financial Results and Declares Dividend

HONOLULU, Hawaii October 28, 2022--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended September 30, 2022.

“I’m pleased to report that we had a very strong third quarter, as net income increased by over 16% from the prior quarter,” said Bob Harrison, Chairman, President and CEO. “We had robust loan growth, and credit quality remained excellent.”

On October 26, 2022, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on December 2, 2022, to stockholders of record at the close of business on November 21, 2022.

Third Quarter 2022 Highlights:

●	Net income of $69.0 million, or $0.54 per diluted share
●	Total loans and leases increased $437.6 million versus prior quarter
●	Total deposits decreased $509.7 million versus prior quarter
●	Net interest margin increased 33 basis points to 2.93%
●	Recorded a $3.2 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.9 billion as of September 30, 2022, compared to $25.4 billion as of June 30, 2022.

Gross loans and leases were $13.7 billion as of September 30, 2022, an increase of $437.6 million, or 3.3%, from $13.3 billion as of June 30, 2022.

Total deposits were $22.1 billion as of September 30, 2022, a decrease of $509.7 million, or 2.3%, from $22.6 billion as of June 30, 2022.

Net Interest Income

Net interest income for the third quarter of 2022 was $162.7 million, an increase of $17.6 million, or 12.1%, compared to $145.1 million for the prior quarter.

The net interest margin was 2.93% in the third quarter of 2022, an increase of 33 basis points compared to 2.60% in the prior quarter.

Provision Expense

During the quarter ended September 30, 2022, we recorded a $3.2 million provision for credit losses. In the quarter ended June 30, 2022, we recorded a $1.0 million provision for credit losses.

Noninterest Income

Noninterest income was $45.9 million in the third quarter of 2022, an increase of $1.7 million compared to noninterest income of $44.1 million in the prior quarter.

Noninterest Expense

Noninterest expense was $113.3 million in the third quarter of 2022, an increase of $4.2 million compared to noninterest expense of $109.2 million in the prior quarter.

The efficiency ratio was 54.0% and 57.3% for the quarters ended September 30, 2022 and June 30, 2022, respectively.

Taxes

The effective tax rate was 25.0% for the quarters ended September 30, 2022 and June 30, 2022.

Asset Quality

The allowance for credit losses was $148.2 million, or 1.08% of total loans and leases, as of September 30, 2022, compared to $148.9 million, or 1.12% of total loans and leases, as of June 30, 2022. The reserve for unfunded commitments was $30.1 million as of September 30, 2022, compared to $29.0 million as of June 30, 2022. Net charge-offs were $2.8 million, or 0.08% of average loans and leases on an annualized basis for the quarter ended September 30, 2022, compared to net charge-offs of $2.3 million, or 0.07% of average loans and leases on an annualized basis, for the quarter ended June 30, 2022. Total non-performing assets were $8.4 million, or 0.06% of total loans and leases and other real estate owned, on September 30, 2022, compared to total non-performing assets of $7.9 million, or 0.06% of total loans and leases and other real estate owned, on June 30, 2022.

Capital

Total stockholders’ equity was $2.2 billion on September 30, 2022 compared to $2.3 billion on June 30, 2022.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.78%, 11.79% and 12.92%, respectively, on September 30, 2022, compared with 7.54%, 11.98% and 13.14%, respectively, on June 30, 2022.

The Company repurchased 0.1 million shares of common stock at a total cost of $2.5 million under the stock repurchase program in the third quarter. The average cost was $23.24 per share repurchased.  Remaining buyback authority under the stock repurchase program was $65.5 million on September 30, 2022.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

Please note that the process for accessing the conference call has changed. Participants will need to click on the registration link provided below, register for the conference call, and then you will receive the dial-in number and a personalized PIN code.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BIefa7fae07c09405291195a9acfdb68b6, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2022	2022	2021	2022	2021
Operating Results:
Net interest income	$162,736	$145,147	$132,593	$441,755	$393,232
Provision for credit losses	3,183	1,000	(4,000)	(1,564)	(39,000)
Noninterest income	45,857	44,137	50,104	131,374	143,343
Noninterest expense	113,332	109,175	101,036	326,549	296,730
Net income	69,018	59,360	64,279	186,097	208,713
Basic earnings per share	0.54	0.46	0.50	1.46	1.61
Diluted earnings per share	0.54	0.46	0.50	1.45	1.61
Dividends declared per share	0.26	0.26	0.26	0.78	0.78
Dividend payout ratio	48.15%	56.52%	52.00%	53.79%	48.45%
Performance Ratios(1):
Net interest margin	2.93%	2.60%	2.36%	2.65%	2.45%
Efficiency ratio	53.98%	57.33%	55.07%	56.63%	55.10%
Return on average total assets	1.10%	0.94%	1.02%	0.99%	1.16%
Return on average tangible assets (non-GAAP)(2)	1.14%	0.98%	1.06%	1.03%	1.21%
Return on average total stockholders' equity	12.08%	10.52%	9.31%	10.55%	10.26%
Return on average tangible stockholders' equity (non-GAAP)(2)	21.53%	18.79%	14.63%	18.26%	16.19%
Average Balances:
Average loans and leases	$13,491,428	$13,058,558	$12,881,885	$13,125,660	$13,108,427
Average earning assets	22,258,066	22,520,605	22,533,174	22,413,209	21,523,731
Average assets	24,957,042	25,250,176	25,058,085	25,095,438	24,013,691
Average deposits	22,148,039	22,401,558	21,621,836	22,170,824	20,595,400
Average stockholders' equity	2,267,152	2,262,654	2,738,540	2,358,195	2,719,442
Market Value Per Share:
Closing	24.63	22.71	29.35	24.63	29.35
High	28.14	28.44	30.06	31.16	30.80
Low	21.21	21.49	25.75	21.21	23.14

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share data)	2022	2022	2021	2021
Balance Sheet Data:
Loans and leases	$13,700,374	$13,262,781	$12,961,999	$12,834,339
Total assets	24,870,272	25,377,533	24,992,410	25,548,322
Total deposits	22,091,738	22,601,454	21,816,146	22,120,003
Long-term borrowings	—	—	—	200,000
Total stockholders' equity	2,200,651	2,252,611	2,656,912	2,711,734

Per Share of Common Stock:
Book value	$17.28	$17.67	$20.84	$21.14
Tangible book value (non-GAAP)(2)	9.46	9.86	13.03	13.38

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.06%	0.06%	0.05%	0.07%
Allowance for credit losses for loans and leases / total loans and leases	1.08%	1.12%	1.21%	1.26%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	11.79%	11.98%	12.24%	12.63%
Tier 1 Capital Ratio	11.79%	11.98%	12.24%	12.63%
Total Capital Ratio	12.92%	13.14%	13.49%	13.88%
Tier 1 Leverage Ratio	7.78%	7.54%	7.24%	7.39%
Total stockholders' equity to total assets	8.85%	8.88%	10.63%	10.61%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	5.05%	5.16%	6.92%	6.99%

Non-Financial Data:
Number of branches	51	51	54	54
Number of ATMs	303	297	299	298
Number of Full-Time Equivalent Employees	2,042	2,021	2,036	2,025

(1)	Except for the efficiency ratio, amounts are annualized for the three and nine months ended September 30, 2022 and 2021 and the three months ended June 30, 2022.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Interest income
Loans and lease financing	$134,646	$111,916	$110,765	$350,294	$332,623
Available-for-sale investment securities	19,644	16,643	25,234	68,394	73,017
Held-to-maturity investment securities	17,950	18,289	—	36,239	—
Other	4,150	2,896	1,205	7,828	2,362
Total interest income	176,390	149,744	137,204	462,755	408,002
Interest expense
Deposits	13,653	4,597	3,218	20,999	10,637
Short-term and long-term borrowings	1	—	1,393	1	4,133
Total interest expense	13,654	4,597	4,611	21,000	14,770
Net interest income	162,736	145,147	132,593	441,755	393,232
Provision for credit losses	3,183	1,000	(4,000)	(1,564)	(39,000)
Net interest income after provision for credit losses	159,553	144,147	136,593	443,319	432,232
Noninterest income
Service charges on deposit accounts	7,089	6,843	6,989	21,433	20,339
Credit and debit card fees	17,746	17,056	16,017	49,652	47,314
Other service charges and fees	9,179	9,018	10,233	27,851	29,382
Trust and investment services income	9,800	8,759	8,625	27,442	25,824
Bank-owned life insurance	(341)	(859)	4,841	(1,617)	10,334
Investment securities gains, net	—	—	—	—	102
Other	2,384	3,320	3,399	6,613	10,048
Total noninterest income	45,857	44,137	50,104	131,374	143,343
Noninterest expense
Salaries and employee benefits	51,372	49,902	46,484	149,500	136,402
Contracted services and professional fees	16,625	18,617	15,042	52,389	48,746
Occupancy	8,115	7,334	6,790	22,859	21,274
Equipment	10,791	7,754	6,549	24,522	18,402
Regulatory assessment and fees	2,487	2,301	1,828	7,012	5,688
Advertising and marketing	1,902	1,994	1,469	5,924	4,529
Card rewards program	8,141	7,285	6,676	22,309	17,773
Other	13,899	13,988	16,198	42,034	43,916
Total noninterest expense	113,332	109,175	101,036	326,549	296,730
Income before provision for income taxes	92,078	79,109	85,661	248,144	278,845
Provision for income taxes	23,060	19,749	21,382	62,047	70,132
Net income	$69,018	$59,360	$64,279	$186,097	$208,713
Basic earnings per share	$0.54	$0.46	$0.50	$1.46	$1.61
Diluted earnings per share	$0.54	$0.46	$0.50	$1.45	$1.61
Basic weighted-average outstanding shares	127,377,713	127,672,244	128,660,038	127,534,746	129,323,973
Diluted weighted-average outstanding shares	127,796,617	128,014,777	129,210,448	127,996,672	129,895,311

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2022	2022	2021	2021
Assets
Cash and due from banks	$291,360	$279,629	$246,716	$268,467
Interest-bearing deposits in other banks	657,574	1,254,047	1,011,753	2,130,615
Investment securities:
Available-for-sale, at fair value (amortized cost: $3,673,396 as of September 30, 2022, $4,267,809 as of June 30, 2022, $8,560,733 as of December 31, 2021 and $7,994,266 as of September 30, 2021)	3,289,160	3,967,746	8,428,032	7,953,727
Held-to-maturity, at amortized cost (fair value: $3,960,713 as of September 30, 2022, $3,910,780 as of June 30, 2022 and nil as of December 31, 2021 and September 30, 2021)	4,406,143	4,093,215	—	—
Loans held for sale	361	180	538	2,052
Loans and leases	13,700,374	13,262,781	12,961,999	12,834,339
Less: allowance for credit losses	148,163	148,942	157,262	161,246
Net loans and leases	13,552,211	13,113,839	12,804,737	12,673,093

Premises and equipment, net	299,179	310,047	318,448	317,272
Other real estate owned and repossessed personal property	139	—	175	—
Accrued interest receivable	68,545	63,240	63,158	64,855
Bank-owned life insurance	470,202	470,542	471,819	468,968
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	6,866	7,152	8,302	9,107
Other assets	833,040	822,404	643,240	664,674
Total assets	$24,870,272	$25,377,533	$24,992,410	$25,548,322
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,774,645	$12,990,571	$12,422,283	$13,246,579
Noninterest-bearing	9,317,093	9,610,883	9,393,863	8,873,424
Total deposits	22,091,738	22,601,454	21,816,146	22,120,003
Long-term borrowings	—	—	—	200,000
Retirement benefits payable	133,981	134,151	134,491	144,400
Other liabilities	443,902	389,317	384,861	372,185
Total liabilities	22,669,621	23,124,922	22,335,498	22,836,588

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,958,520 / 127,357,680 shares as of September 30, 2022, issued/outstanding: 140,943,908 / 127,451,087 shares as of June 30, 2022, issued/outstanding: 140,581,715 / 127,502,472 shares as of December 31, 2021 and issued/outstanding: 140,563,799 / 128,255,570 shares as of September 30, 2021)	1,410	1,409	1,406	1,406
Additional paid-in capital	2,535,601	2,533,407	2,527,663	2,524,168
Retained earnings	690,433	654,777	604,534	581,094
Accumulated other comprehensive loss, net	(658,756)	(571,457)	(121,693)	(61,463)
Treasury stock (13,600,840 shares as of September 30, 2022, 13,492,821 shares as of June 30, 2022, 13,079,243 shares as of December 31, 2021 and 12,308,229 shares as of September 30, 2021)	(368,037)	(365,525)	(354,998)	(333,471)
Total stockholders' equity	2,200,651	2,252,611	2,656,912	2,711,734
Total liabilities and stockholders' equity	$24,870,272	$25,377,533	$24,992,410	$25,548,322

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2022			June 30, 2022			September 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$724.0	$4.0	2.20%	$1,297.3	$2.8	0.85%	$2,356.4	$0.9	0.16%
Available-for-Sale Investment Securities
Taxable	3,733.8	19.2	2.05	3,946.4	16.6	1.68	6,654.6	22.9	1.37
Non-Taxable	45.1	0.6	5.16	8.4	0.1	5.26	561.1	2.9	2.11
Held-to-Maturity Investment Securities
Taxable	3,573.6	14.6	1.64	3,533.6	15.0	1.70	—	—	—
Non-Taxable	613.6	4.2	2.72	607.0	4.1	2.71	—	—	—
Total Investment Securities	7,966.1	38.6	1.93	8,095.4	35.8	1.77	7,215.7	25.8	1.43
Loans Held for Sale	0.7	—	3.62	0.3	—	5.06	2.2	—	2.39
Loans and Leases(1)
Commercial and industrial	2,025.5	20.7	4.05	1,951.3	15.0	3.09	2,367.2	19.7	3.29
Commercial real estate	4,016.7	42.3	4.18	3,808.9	30.7	3.23	3,447.0	25.4	2.92
Construction	737.4	8.6	4.63	711.3	6.3	3.57	862.4	7.0	3.24
Residential:
Residential mortgage	4,224.0	36.4	3.45	4,183.0	36.7	3.51	3,866.1	34.6	3.58
Home equity line	991.1	7.2	2.87	945.7	5.9	2.49	837.7	5.5	2.62
Consumer	1,218.0	17.1	5.57	1,218.0	15.5	5.09	1,260.2	16.8	5.28
Lease financing	278.7	2.7	3.81	240.4	2.1	3.53	241.3	2.0	3.23
Total Loans and Leases	13,491.4	135.0	3.98	13,058.6	112.2	3.44	12,881.9	111.0	3.43
Other Earning Assets	75.9	0.1	0.69	69.0	0.1	0.79	77.0	0.3	1.34
Total Earning Assets(2)	22,258.1	177.7	3.18	22,520.6	150.9	2.68	22,533.2	138.0	2.44
Cash and Due from Banks	277.0			300.8			290.5
Other Assets	2,421.9			2,428.8			2,234.4
Total Assets	$24,957.0			$25,250.2			$25,058.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,871.5	$6.7	0.39%	$6,971.3	$1.7	0.10%	6,886.0	$0.6	0.03%
Money Market	4,086.1	4.8	0.47	4,127.4	1.4	0.14	3,957.1	0.5	0.05
Time	1,720.5	2.1	0.48	1,671.4	1.5	0.36	1,884.4	2.1	0.45
Total Interest-Bearing Deposits	12,678.1	13.6	0.43	12,770.1	4.6	0.14	12,727.5	3.2	0.10
Federal Funds Purchased	0.2	—	1.67	—	—	—	—	—	—
Long-Term Borrowings	—	—	—	—	—	—	200.0	1.4	2.76
Total Interest-Bearing Liabilities	12,678.3	13.6	0.43	12,770.1	4.6	0.14	12,927.5	4.6	0.14
Net Interest Income		$164.1			$146.3			$133.4
Interest Rate Spread			2.75%			2.54%			2.30%
Net Interest Margin			2.93%			2.60%			2.36%
Noninterest-Bearing Demand Deposits	9,469.9			9,631.4			8,894.3
Other Liabilities	541.6			586.0			497.7
Stockholders' Equity	2,267.2			2,262.7			2,738.6
Total Liabilities and Stockholders' Equity	$24,957.0			$25,250.2			$25,058.1

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.3 million, $1.2 million and $0.8 million for the three months ended September 30, 2022, June 30, 2022, and September 30, 2021, respectively.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2022			September 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,051.7	$7.3	0.93%	$1,604.6	$1.5	0.13%
Available-for-Sale Investment Securities
Taxable	5,145.3	64.9	1.68	6,303.5	67.5	1.43
Non-Taxable	227.9	4.4	2.59	436.9	6.9	2.11
Held-to-Maturity Investment Securities
Taxable	2,382.2	29.7	1.66	—	—	—
Non-Taxable	409.1	8.3	2.71	—	—	—
Total Investment Securities	8,164.5	107.3	1.75	6,740.4	74.4	1.47
Loans Held for Sale	0.7	—	2.92	4.4	0.1	2.31
Loans and Leases(1)
Commercial and industrial	1,983.5	50.3	3.39	2,756.2	61.2	2.97
Commercial real estate	3,820.6	98.8	3.46	3,417.5	75.6	2.96
Construction	738.4	20.7	3.74	803.8	19.2	3.19
Residential:
Residential mortgage	4,173.1	108.0	3.45	3,776.5	103.3	3.65
Home equity line	943.2	18.5	2.62	824.1	16.7	2.71
Consumer	1,218.2	48.1	5.29	1,287.1	51.4	5.34
Lease financing	248.7	6.7	3.60	243.2	5.7	3.10
Total Loans and Leases	13,125.7	351.1	3.57	13,108.4	333.1	3.39
Other Earning Assets	70.6	0.5	0.92	65.9	0.8	1.65
Total Earning Assets(2)	22,413.2	466.2	2.78	21,523.7	409.9	2.54
Cash and Due from Banks	289.9			291.7
Other Assets	2,392.3			2,198.3
Total Assets	$25,095.4			$24,013.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,837.8	$8.9	0.17%	$6,410.9	$1.7	0.04%
Money Market	4,087.6	6.8	0.22	3,758.3	1.5	0.05
Time	1,713.4	5.3	0.41	2,067.7	7.4	0.48
Total Interest-Bearing Deposits	12,638.8	21.0	0.22	12,236.9	10.6	0.12
Federal Funds Purchased	0.1	—	1.67	—	—	—
Long-Term Borrowings	—	—	—	200.0	4.2	2.76
Total Interest-Bearing Liabilities	12,638.9	21.0	0.22	12,436.9	14.8	0.16
Net Interest Income		$445.2			$395.1
Interest Rate Spread			2.56%			2.38%
Net Interest Margin			2.65%			2.45%
Noninterest-Bearing Demand Deposits	9,532.0			8,358.5
Other Liabilities	566.3			498.9
Stockholders' Equity	2,358.2			2,719.4
Total Liabilities and Stockholders' Equity	$25,095.4			$24,013.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $3.5 million and $1.9 million for the nine months ended September 30, 2022 and 2021, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2022
	Compared to June 30, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.7)	$2.9	$1.2
Available-for-Sale Investment Securities
Taxable	(0.9)	3.5	2.6
Non-Taxable	0.5	—	0.5
Held-to-Maturity Investment Securities
Taxable	0.2	(0.6)	(0.4)
Non-Taxable	0.1	—	0.1
Total Investment Securities	(0.1)	2.9	2.8
Loans and Leases
Commercial and industrial	0.6	5.1	5.7
Commercial real estate	1.8	9.8	11.6
Construction	0.3	2.0	2.3
Residential:
Residential mortgage	0.3	(0.6)	(0.3)
Home equity line	0.3	1.0	1.3
Consumer	—	1.6	1.6
Lease financing	0.4	0.2	0.6
Total Loans and Leases	3.7	19.1	22.8
Total Change in Interest Income	1.9	24.9	26.8

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	5.0	5.0
Money Market	—	3.4	3.4
Time	—	0.6	0.6
Total Interest-Bearing Deposits	—	9.0	9.0
Total Change in Interest Expense	—	9.0	9.0
Change in Net Interest Income	$1.9	$15.9	$17.8

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2022
	Compared to September 30, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.1)	$4.2	$3.1
Available-for-Sale Investment Securities
Taxable	(12.4)	8.7	(3.7)
Non-Taxable	(4.2)	1.9	(2.3)
Held-to-Maturity Investment Securities
Taxable	14.6	—	14.6
Non-Taxable	4.2	—	4.2
Total Investment Securities	2.2	10.6	12.8
Loans and Leases
Commercial and industrial	(3.0)	4.1	1.1
Commercial real estate	4.7	12.2	16.9
Construction	(1.1)	2.6	1.5
Residential:
Residential mortgage	3.1	(1.3)	1.8
Home equity line	1.1	0.6	1.7
Consumer	(0.6)	0.9	0.3
Lease financing	0.3	0.4	0.7
Total Loans and Leases	4.5	19.5	24.0
Other Earning Assets	—	(0.2)	(0.2)
Total Change in Interest Income	5.6	34.1	39.7

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	6.1	6.1
Money Market	—	4.3	4.3
Time	(0.2)	0.2	—
Total Interest-Bearing Deposits	(0.2)	10.6	10.4
Long-Term Borrowings	(0.7)	(0.7)	(1.4)
Total Change in Interest Expense	(0.9)	9.9	9.0
Change in Net Interest Income	$6.5	$24.2	$30.7

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2022
	Compared to September 30, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.7)	$6.5	$5.8
Available-for-Sale Investment Securities
Taxable	(13.4)	10.8	(2.6)
Non-Taxable	(3.8)	1.3	(2.5)
Held-to-Maturity Investment Securities
Taxable	29.7	—	29.7
Non-Taxable	8.3	—	8.3
Total Investment Securities	20.8	12.1	32.9
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(18.8)	7.9	(10.9)
Commercial real estate	9.5	13.7	23.2
Construction	(1.6)	3.1	1.5
Residential:
Residential mortgage	10.5	(5.8)	4.7
Home equity line	2.3	(0.5)	1.8
Consumer	(2.8)	(0.5)	(3.3)
Lease financing	0.1	0.9	1.0
Total Loans and Leases	(0.8)	18.8	18.0
Other Earning Assets	0.1	(0.4)	(0.3)
Total Change in Interest Income	19.3	37.0	56.3

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	7.1	7.2
Money Market	0.1	5.2	5.3
Time	(1.1)	(1.0)	(2.1)
Total Interest-Bearing Deposits	(0.9)	11.3	10.4
Long-Term Borrowings	(2.1)	(2.1)	(4.2)
Total Change in Interest Expense	(3.0)	9.2	6.2
Change in Net Interest Income	$22.3	$27.8	$50.1

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2022	2022	2021	2021
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$2,017,095	$1,898,899	$1,870,657	$1,692,315
Paycheck Protection Program loans	26,712	43,233	216,442	503,069
Total commercial and industrial	2,043,807	1,942,132	2,087,099	2,195,384
Commercial real estate	4,103,310	3,956,828	3,639,623	3,569,768
Construction	765,862	727,771	813,969	826,078
Residential:
Residential mortgage	4,252,041	4,212,768	4,083,367	3,914,632
Home equity line	1,010,631	971,569	876,608	852,074
Total residential	5,262,672	5,184,337	4,959,975	4,766,706
Consumer	1,218,885	1,207,051	1,229,939	1,238,714
Lease financing	305,838	244,662	231,394	237,689
Total loans and leases	$13,700,374	$13,262,781	$12,961,999	$12,834,339

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2022	2022	2021	2021
Demand	$9,317,093	$9,610,883	$9,393,863	$8,873,424
Savings	6,724,783	7,243,185	6,612,775	7,347,079
Money Market	4,150,940	4,079,706	4,033,070	4,019,250
Time	1,898,922	1,667,680	1,776,438	1,880,250
Total Deposits	$22,091,738	$22,601,454	$21,816,146	$22,120,003

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2022	2022	2021	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,528	$682	$718	$746
Commercial real estate	727	727	727	745
Total Commercial Loans	2,255	1,409	1,445	1,491
Residential Loans:
Residential mortgage	6,028	6,450	5,637	7,137
Total Residential Loans	6,028	6,450	5,637	7,137
Total Non-Accrual Loans and Leases	8,283	7,859	7,082	8,628
Other Real Estate Owned	139	—	175	—
Total Non-Performing Assets	$8,422	$7,859	$7,257	$8,628

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$1,445	$2,230	$740	$439
Commercial real estate	—	176	—	—
Construction	390	352	—	—
Total Commercial Loans	1,835	2,758	740	439
Residential Loans:
Residential mortgage	—	750	987	100
Home equity line	1,832	1,039	3,681	3,871
Total Residential Loans	1,832	1,789	4,668	3,971
Consumer	1,976	1,218	1,800	1,376
Total Accruing Loans and Leases Past Due 90 Days or More	$5,643	$5,765	$7,208	$5,786

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$27,342	$29,440	$34,893	$36,234
Total Loans and Leases	$13,700,374	$13,262,781	$12,961,999	$12,834,339

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Balance at Beginning of Period	$177,900	$179,238	$198,370	187,584	239,057
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(328)	(243)	(224)	(1,277)	(1,517)
Commercial real estate	(750)	—	—	(750)	(66)
Total Commercial Loans	(1,078)	(243)	(224)	(2,027)	(1,583)
Residential Loans:
Residential mortgage	(1)	—	—	(1)	(98)
Home equity line	—	(1,120)	(235)	(1,163)	(235)
Total Residential Loans	(1)	(1,120)	(235)	(1,164)	(333)
Consumer	(3,986)	(3,659)	(2,926)	(11,754)	(13,384)
Total Loans and Leases Charged-Off	(5,065)	(5,022)	(3,385)	(14,945)	(15,300)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	240	301	121	594	623
Commercial real estate	—	—	15	14	30
Construction	—	—	—	—	166
Lease financing	—	60	—	60	—
Total Commercial Loans	240	361	136	668	819
Residential Loans:
Residential mortgage	37	192	215	245	246
Home equity line	356	191	27	575	89
Total Residential Loans	393	383	242	820	335
Consumer	1,653	1,940	2,405	5,741	7,857
Total Recoveries on Loans and Leases Previously Charged-Off	2,286	2,684	2,783	7,229	9,011
Net Loans and Leases Charged-Off	(2,779)	(2,338)	(602)	(7,716)	(6,289)
Provision for Credit Losses	3,183	1,000	(4,000)	(1,564)	(39,000)
Balance at End of Period	$178,304	$177,900	$193,768	$178,304	$193,768
Components:
Allowance for Credit Losses	$148,163	$148,942	$161,246	$148,163	$161,246
Reserve for Unfunded Commitments	30,141	28,958	32,522	30,141	32,522
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$178,304	$177,900	$193,768	$178,304	$193,768
Average Loans and Leases Outstanding	$13,491,428	$13,058,558	$12,881,885	$13,125,660	$13,108,427
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.08%	0.07%	0.02%	0.08%	0.06%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.08%	1.12%	1.26%	1.08%	1.26%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	17.89x	18.95x	18.69x	17.89x	18.69x

(1)	Annualized for the three and nine months ended September 30, 2022 and 2021, and three months ended June 30, 2022.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$310,400	$425,853	$55,272	$177,670	$55,923	$151,156	$709,823	$15,997	$1,902,094
Special Mention	2,179	274	1,492	2,562	209	1,776	31,747	467	40,706
Substandard	655	719	872	1,383	956	1,196	14,728	89	20,598
Other (1)	12,817	8,707	10,095	4,664	2,355	1,358	40,413	—	80,409
Total Commercial and Industrial	326,051	435,553	67,731	186,279	59,443	155,486	796,711	16,553	2,043,807

Commercial Real Estate
Risk rating:
Pass	700,785	696,763	355,992	548,364	449,754	1,242,315	66,075	—	4,060,048
Special Mention	183	—	559	14,965	515	9,549	687	—	26,458
Substandard	—	—	176	—	1,724	14,749	2	—	16,651
Other (1)	—	—	—	—	—	153	—	—	153
Total Commercial Real Estate	700,968	696,763	356,727	563,329	451,993	1,266,766	66,764	—	4,103,310

Construction
Risk rating:
Pass	83,233	225,116	84,312	92,856	116,344	86,722	13,443	—	702,026
Special Mention	—	—	—	229	—	—	—	—	229
Substandard	—	—	—	—	346	494	—	—	840
Other (1)	22,424	25,610	4,258	2,247	3,908	3,367	953	—	62,767
Total Construction	105,657	250,726	88,570	95,332	120,598	90,583	14,396	—	765,862

Lease Financing
Risk rating:
Pass	110,563	25,450	46,635	42,307	6,904	68,028	—	—	299,887
Special Mention	—	434	2,591	1,342	9	—	—	—	4,376
Substandard	—	—	196	14	13	1,352	—	—	1,575
Total Lease Financing	110,563	25,884	49,422	43,663	6,926	69,380	—	—	305,838

Total Commercial Lending	$1,243,239	$1,408,926	$562,450	$888,603	$638,960	$1,582,215	$877,871	$16,553	$7,218,817

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$474,234	$1,056,814	$577,378	$244,169	$169,100	$941,705	$—	$—	$3,463,400
680 - 739	54,037	122,420	77,660	44,519	21,581	137,573	—	—	457,790
620 - 679	7,749	19,021	13,776	4,801	3,868	35,926	—	—	85,141
550 - 619	168	1,930	292	225	2,060	7,225	—	—	11,900
Less than 550	2,053	1,236	59	—	339	4,621	—	—	8,308
No Score (3)	16,029	14,771	6,874	13,004	16,023	50,871	—	—	117,572
Other (2)	19,155	18,827	15,436	9,398	9,229	29,468	5,861	556	107,930
Total Residential Mortgage	573,425	1,235,019	691,475	316,116	222,200	1,207,389	5,861	556	4,252,041

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	781,307	1,961	783,268
680 - 739	—	—	—	—	—	—	164,166	2,650	166,816
620 - 679	—	—	—	—	—	—	42,043	2,124	44,167
550 - 619	—	—	—	—	—	—	8,719	1,375	10,094
Less than 550	—	—	—	—	—	—	1,157	487	1,644
No Score (3)	—	—	—	—	—	—	4,642	—	4,642
Total Home Equity Line	—	—	—	—	—	—	1,002,034	8,597	1,010,631
Total Residential Lending	573,425	1,235,019	691,475	316,116	222,200	1,207,389	1,007,895	9,153	5,262,672

Consumer Lending
FICO:
740 and greater	167,566	120,725	59,620	50,907	30,750	12,114	116,628	195	558,505
680 - 739	80,920	72,861	41,177	36,236	19,242	10,311	68,968	569	330,284
620 - 679	19,673	32,216	15,779	19,379	11,622	8,584	30,441	1,033	138,727
550 - 619	2,159	5,975	5,859	9,266	6,476	5,188	9,803	983	45,709
Less than 550	520	1,557	2,631	4,311	2,106	1,991	2,923	379	16,418
No Score (3)	2,122	337	1	50	28	35	38,831	237	41,641
Other (2)	1,645	4,197	358	1,393	—	2,153	77,855	—	87,601
Total Consumer Lending	274,605	237,868	125,425	121,542	70,224	40,376	345,449	3,396	1,218,885

Total Loans and Leases	$2,091,269	$2,881,813	$1,379,350	$1,326,261	$931,384	$2,829,980	$2,231,215	$29,102	$13,700,374

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Income Statement Data:
Net income	$69,018	$59,360	$64,279	$186,097	$208,713

Average total stockholders' equity	$2,267,152	$2,262,654	$2,738,540	$2,358,195	$2,719,442
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,271,660	$1,267,162	$1,743,048	$1,362,703	$1,723,950

Average total assets	$24,957,042	$25,250,176	$25,058,085	$25,095,438	$24,013,691
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$23,961,550	$24,254,684	$24,062,593	$24,099,946	$23,018,199

Return on average total stockholders' equity(1)	12.08%	10.52%	9.31%	10.55%	10.26%
Return on average tangible stockholders' equity (non-GAAP)(1)	21.53%	18.79%	14.63%	18.26%	16.19%

Return on average total assets(1)	1.10%	0.94%	1.02%	0.99%	1.16%
Return on average tangible assets (non-GAAP)(1)	1.14%	0.98%	1.06%	1.03%	1.21%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2021
Balance Sheet Data:
Total stockholders' equity	$2,200,651	$2,252,611	$2,656,912	$2,711,734
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,205,159	$1,257,119	$1,661,420	$1,716,242

Total assets	$24,870,272	$25,377,533	$24,992,410	$25,548,322
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$23,874,780	$24,382,041	$23,996,918	$24,552,830

Shares outstanding	127,357,680	127,451,087	127,502,472	128,255,570

Total stockholders' equity to total assets	8.85%	8.88%	10.63%	10.61%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.05%	5.16%	6.92%	6.99%

Book value per share	$17.28	$17.67	$20.84	$21.14
Tangible book value per share (non-GAAP)	$9.46	$9.86	$13.03	$13.38

(1)	Annualized for the three and nine months ended September 30, 2022 and 2021, and three months ended June 30, 2022.